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                                                                   EXHIBIT 10.28
                               EXCHANGE AGREEMENT

        THIS AGREEMENT is made and shall be effective as of the 1st day of November, 1997, by and among Iomed, Inc., a Utah corporation ("Iomed"), Novartis Pharmaceuticals Corporation, a Delaware corporation and the successor to the ethical pharmaceuticals business of Ciba-Geigy Corporation ("Novartis"), and Dermion, Inc., a Delaware corporation ("Dermion"). Each of Iomed, Novartis and Dermion are referred to herein individually as a "Party", and are referred to collectively herein as the "Parties".

                                    RECITALS:

        A. Iomed and Novartis are the sole shareholders, and collectively own 100%, of the issued and outstanding equity securities of Dermion.

        B. Iomed, Novartis and Dermion are Parties to that certain Research and Development Agreement, dated as of March 29, 1996 (the "R&D Agreement").

        C. In connection with the R&D Agreement, and the acquisition by Novartis of its interest in Dermion, the Parties entered into a Stock Purchase Agreement, dated March 29, 1996 (the "Stock Purchase Agreement"), and a Stockholders' Agreement, dated March 29, 1996 (the "Stockholders Agreement").

        D. In part to facilitate a possible initial public offering by Iomed, the Parties have agreed to restructure their business relationship in the manner set forth in this Agreement.

                                   AGREEMENT:

        NOW THEREFORE, in consideration of the foregoing Recitals and the covenants and agreements set forth herein, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

               1. Exchange of Securities. By the execution of this Agreement, Novartis herewith sells, assigns, transfers and sets over unto Iomed all of Novartis' right, title and interest in and to 200,000 shares of the issued and outstanding common stock of Dermion (the "Dermion Shares") solely in exchange for 1,145,000 duly and validly authorized and issued, fully paid, non-assessable, voting common shares of Iomed (the "Exchange Shares"). By the execution of this Agreement, Iomed accepts the transfer of the Dermion Shares solely in exchange, and as payment in full for the Exchange Shares.

               2. Amendment of the Stock Purchase Agreement. Upon the effective date of this Agreement, the provisions of paragraph 3.02 and of paragraph 4.01(a) of the Stock Purchase


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Agreement shall terminate and cease to be effective, such that Iomed shall have no liability to Novartis for any "Loss" (as such term is defined in the Stock Purchase Agreement) asserted against, resulting to, imposed upon or incurred or suffered by Novartis or any assignee or successor of Novartis as a result of or rising out of any breach of any representation or warranty made or given by Iomed or Dermion in the Stock Purchase Agreement. As of the effective date of this Agreement, all of the duties and obligations of the Parties under the Stock Purchase Agreement have been fulfilled, and no Party has any further duty or obligation to any other Party thereunder.

               3. Termination of the Stockholders' Agreement. Upon the effective date of this Agreement, the Stockholders' Agreement shall completely terminate, by the mutual agreement of the Parties, and shall be of no further force or effect. No Party shall have any liability or obligation to any of the other Parties under the Stockholders' Agreement as the result of or in connection with the Stockholders' Agreement, any breach thereof, or the termination thereof.

               4. Amendment of the Research and Development Agreement. Upon the execution of this Agreement, the Parties shall execute and deliver a First Amendment of Research and Development Agreement, substantially in the form attached hereto as Exhibit "A" (the "Amendment"), in order to completely amend and restate certain of the terms, conditions and provisions of the R&D Agreement.

               5. Deliveries.

                  (a) Upon the execution and delivery of this Agreement, Iomed shall deliver to Novartis a certificate representing the Exchange Shares.

                  (b) Upon the execution and delivery of this Agreement, Novartis shall deliver to Iomed the certificate or certificates representing the Dermion Shares duly endorsed in blank, or accompanied by duly executed stock powers.

                  (c) Upon the execution and delivery of this Agreement, the Parties shall execute and deliver counterpart originals of the Amendment, in substantially the form attached hereto as Exhibit "A".

                  (d) Upon the execution and delivery of this Agreement, Iomed shall deliver to Novartis the "Warrant" called for by paragraph 12 hereof.

               6. Representations and Warranties of Iomed. Iomed represents and warrants to Novartis that the statements contained in this paragraph 6 are correct and complete as of the date of this Agreement, except as set forth in the Disclosure Schedule delivered by Iomed to Novartis prior to the execution and delivery of this Agreement (the "Disclosure Schedule").

                  (a) Iomed is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. Iomed is duly licensed or qualified to do business,


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and is in good standing under the laws of each state in which Iomed is required to be so licensed or qualified, except where the lack of such qualification would not have a material adverse effect on the financial condition of Iomed. Iomed has the corporate power and authority to own or lease its properties, rights and assets and to conduct its business as now conducted and as presently proposed to be conducted.

                  (b) Iomed has full corporate power and authority to enter into this Agreement and the Amendment, and to carry out the transactions contemplated hereby and thereby. All corporate action on the part of Iomed necessary to authorize the execution, delivery and performance by Iomed of this Agreement and the Amendment, and the consummation of the transactions contemplated hereby and thereby, has been taken. This Agreement has, and the Amendment, when executed and delivered in accordance with this Agreement will have been, duly and validly authorized, executed and delivered by Iomed, and each constitutes a valid and binding obligation of Iomed, enforceable against Iomed in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or effecting creditors rights and to general equitable principals.

                  (c) The execution, delivery and performance by Iomed of this Agreement, the R&D Agreement and of the Amendment do not and will not (i) violate or breach the Articles of Incorporation or Bylaws of Iomed, (ii) violate or conflict with any applicable law, (iii) violate, breach, cause a default under or otherwise give rise to a right of termination, cancellation or acceleration with respect to (presently, with the giving of notice or the passage of time) any material agreement, contract or instrument to which Iomed is a party or by which its assets are bound, or (iv) result in the creation or imposition of any lien, pledge, mortgage, claim, charge or encumbrance upon any of the assets of Iomed.

                  (d) Assuming the accuracy of Novartis' representations and warranties in paragraph 8 hereof, no consent, authorization, license, permit, registration or approval of, or exemption or other action by any governmental authority or other person as required in connection with Iomed's execution and delivery of this Agreement or of the Amendment, or with the performance by Iomed of its obligations hereunder or thereunder, except, in each case, where any such consent, authorization, license, permit, registration or approval has been obtained and remains in full force and effect.

                  (e) The authorized capital stock of Iomed consists of 40,000,000 shares of common stock, of which 15,040,455 shares are issued and outstanding, and 4,215,618 shares of preferred stock of which 138,240 shares are issued and outstanding. 50,000 common shares and 4,077,378 preferred shares of Iomed are held in treasury. The issued and outstanding shares of common stock and preferred stock of Iomed are held of record by the persons and entities set forth in paragraph 6(e) of the Disclosure Schedule. Upon the consummation of the transactions contemplated by this Agreement, 16,185,455 common shares and 138,240 preferred shares will be issued and outstanding. The Exchange Shares will, upon issuance pursuant to the terms of this Agreement, be duly and validly authorized and issued, fully paid and non-assessable. Except as set forth in paragraph 6(e) of the Disclosure Schedule, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion



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rights, exchange rights or other contracts or commitments that could require
Iomed to issue, sell or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to Iomed.

                  (f) Dermion is the only subsidiary of Iomed (the
"Subsidiary").

                  (g) Iomed and the Subsidiary have good title to, or a valid leasehold interest in, the real property and material tangible assets which they use regularly in the conduct of their businesses.

                  (h) Attached hereto as Exhibit "B" are the audited, consolidated balance sheets and statements of income, changes in stockholders' equity and cash flow as of and for the fiscal years ended June 30, 1997, June 30, 1996, and June 30, 1995 for Iomed (collectively, the "Financial Statements"). The Financial Statements (including the Notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of Iomed as of such dates and the results of operations of Iomed for such periods.

                  (i) Since the date of the audited, consolidated balance sheets and statements of income, changes in stockholders' equity and cash flow as of and for the fiscal year of Iomed ended June 30, 1997, as included in the Financial Statements, there has not been any material adverse change in the financial condition of Iomed.

                  (j) Iomed and the Subsidiary have complied with all applicable laws, including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, ruling and charges thereunder (of federal, state, local and foreign and all agencies thereof), except where the failure to comply would not have a material adverse effect upon the financial condition of Iomed and the Subsidiary taken as a whole.

                  (k) Each of Iomed and the Subsidiary has filed all income tax returns that it was required to file, and has paid all income taxes shown thereon as owing, except where the failure to file income tax returns or to pay income taxes would not have a material adverse effect on the financial condition of Iomed and the Subsidiary taken as a whole, or except where such income taxes are being contested in good faith.

                  (l) There is no action, suit, proceeding or known investigation pending or currently threatened against Iomed or the Subsidiary that questions the validity of this Agreement, the R&D Agreement (or any agreement entered into in connection therewith), or the Amendment, or the right of Iomed to issue the Exchange Shares or to consummate the transactions contemplated hereby or thereby. Additionally, there is no action, suit, proceeding or known investigation pending or currently threatened against Iomed or the Subsidiary that might result, either individually or in the aggregate, in any material adverse change in the assets, business, properties, prospects of financial condition of the Iomed and the Subsidiary.


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                  (m) There is no strike or labor dispute or, to the best of
Iomed's knowledge, union organization activities pending or threatened between Iomed and its employees. None of Iomed's employees belong to any union or collective bargaining unit. To the best of its knowledge, Iomed has complied, in all material respects, with all federal and state equal employment opportunity and other laws related to employment. Iomed is not a party to or bound by any currently effective employment contract, deferred compensation agreement, profit sharing plan, pension plan, retirement plan or agreement, or other employee compensation agreement, other than Iomed's 1988 Incentive Stock Option Plan (a complete and correct copy of which has heretofore been delivered to Novartis) and options granted thereunder. Iomed is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with Iomed or with Dermion.

                  (n) Neither Iomed nor Dermion is in violation of any applicable statute, law or regulation relating to the environment or to occupational health and safety, except for such non-compliance as would not have a material adverse effect on the financial condition of Iomed and the Subsidiary taken as a whole. Additionally, neither Iomed nor the Subsidiary has received any written notice, report or other information regarding any actual or alleged violation of applicable statutes, laws or regulations relating to the environment or to occupational health and safety, or any liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations relating to Iomed or the Subsidiary or their facilities arising under statutes, laws or regulations relating to the environment or occupational health and safety, the subject of which would have a material adverse effect on the financial condition of Iomed and the Subsidiary taken as a whole.

                  (o) Iomed and Dermion are the owners or licensees of the "Iomed Technology" and the "Dermion Technology", respectively (as such terms are defined in the R&D Agreement), and Iomed is the licensee of the "Elan Technology" (as such term is defined in the Amendment). Iomed and Dermion have the right to utilize such technologies in the manner set forth in the R&D Agreement and the Amendment. There are no existing defaults under the Alza License, the University of Utah License, or the Elan License (as such terms are defined in the R&D Agreement and the Amendment), or events which, with notice or lapse of time or both, would constitute a default by Iomed or Dermion, or to the best of Iomed's knowledge, by any other party to such licenses. Except as set forth in paragraph 6(o) of the Disclosure Schedule, neither Iomed nor Dermion has assigned or conveyed any interest in the Dermion Technology, the Iomed Technology or the Elan Technology which is inconsistent with the rights granted under the R&D Agreement and the Amendment and, to the best knowledge of Iomed, the practice of the Dermion Technology, the Iomed Technology and the Elan Technology by Dermion and Iomed in connection with their respective business activities does not infringe any rights of third parties. Iomed is not aware that any third party is infringing any Dermion Technology, any Iomed Technology or any Elan Technology. With respect to all "Patent Rights" (as such term is defined in the R&D Agreement) constituting the Dermion Technology, the Iomed Technology or the Elan Technology which were prosecuted by Iomed, such Patent Rights have been prosecuted in good faith, and Iomed has no reason to believe that any patent included within the Dermion Technology, the Iomed Technology or the Elan Technology would be invalid or would be held to be unenforceable by a court of competent jurisdiction.


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                  (p) Iomed understands that its representations and warranties set forth herein shall be deemed material and to have been relied upon by Novartis. No representation or warranty by Iomed or Dermion in this Agreement, and no written statement contained in any document, certificate or other writing delivered by Iomed to Novartis in connection with this Agreement contains any untrue statement of material fact, or omits a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

               7. Representations and Warranties of Dermion. Dermion represents and warrants to Novartis that the statements contained in this paragraph 7 are correct and complete as of the date of this Agreement.

                  (a) Dermion is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Dermion is duly licensed or qualified to do business and is in good standing under the laws of each state in which Dermion is required to be so licensed or qualified, except where the lack of such qualification would not have a material adverse effect on the financial condition of Dermion. Dermion has the corporate power and authority to own or lease its properties, rights and assets and to conduct its business as now conducted or presently proposed to be conducted.

                  (b) Dermion has full corporate power and authority to enter into this Agreement and the Amendment, and to carry out the transactions contemplated hereby and thereby. All corporate action on the part of Dermion necessary to authorized the execution, delivery and performance by Dermion of this Agreement and the Amendment, and the consummation of the transactions contemplated hereby and thereby, has been taken. This Agreement has, and the Amendment when executed and delivered in accordance with this Agreement will have been, duly and validly authorized, executed and delivered by Dermion, and each constitutes a valid and binding obligation of Dermion, enforceable against Dermion in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or effecting creditors rights and to general equitable principals.

                  (c) The authorized capital stock of Dermion consists of 4 million shares of common stock, of which 1 million are issued and outstanding, 800,000 of which are owned of record by Iomed and 200,000 of which are owned or record by Novartis, and 1 million shares of preferred stock, none of which are issued and outstanding. Upon the consummation of the transactions contemplated by this Agreement, 1 million shares of common stock will be issued and outstanding, all of which will be owned of record by Iomed. All such issued and outstanding common shares have been duly and validly authorized and issued, are fully paid and non-assessable.

                  (d) Assuming the execution and delivery of this Agreement by all of the Parties, and its enforceability against Iomed and Novartis, the execution, delivery and performance by Dermion of this Agreement, the R&D Agreement and the Amendment do not

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and will not (i) violate or breach the Certificate of Incorporation or Bylaws of
Dermion, (ii) violate on conflict with any applicable law, (iii) violate, breach, cause a default under or otherwise give rise to a right of termination, cancellation or acceleration with respect to (presently, with the giving of notice or the passage of time) any material agreement, contract or instrument to which Dermion is a party or by which its assets are bound, or (iv) result in the creation or imposition of any lien, pledge, mortgage, claim, charge or encumbrance upon any of the assets of Dermion.

               8. Representations and Warranties of Novartis. Novartis represents and warrants to Iomed and to Dermion that the statements contained in this paragraph 8 are correct and complete as of the date of this Agreement.

                  (a) Novartis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) Novartis has full corporate power and authority to enter into this Agreement and the Amendment and to carry out the transactions contemplated hereby and thereby. All corporate action on the part of Novartis required to authorize the execution, delivery and performance of this Agreement and of the Amendment, and the consummation of the transactions contemplated hereby and thereby, has been taken. This Agreement and the Amendment have been duly and validly authorized, executed and delivered by Novartis and each constitutes a valid and binding obligation of Novartis enforceable against it in accordance with its respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or effecting creditors rights and to general equitable principals.

                  (c) The execution, delivery and performance by Novartis of this Agreement, the R&D Agreement and the Amendment do not and will not (i) violate or breach the Certificate of Incorporation or Bylaws of Novartis, (ii) violate or conflict with any applicable law, (iii) violate, breach, cause a default under or otherwise give rise to a right of termination, cancellation or acceleration with respect to (presently, with the giving of notice or the passage of time) any material agreement, contract or instrument to which Novartis is a party or by which any of its assets is bound, or (iv) result in the creation or imposition of any lien, pledge, mortgage, claim, charge or encumbrance upon any assets of Novartis.

                  (d) No consent, authorization, license, permit, registration or approval of or exemption or other action by any governmental authority or other person is required in connection with Novartis' execution and delivery of this Agreement or of the Amendment, or with the performance by Novartis of its obligations hereunder or thereunder, except in each case where any such consent, authorization, license, permit, registration or approval has been obtained and remains in full force and effect.

                  (e) Subject to and assuming the correctness and accuracy of the representations and warranties made by Dermion and Iomed in Sections 2.01(a)-(g) of the Stock Purchase Agreement, Novartis is the sole owner of the Dermion Shares and has not pledged,

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hypothecated or otherwise encumbered the Dermion Shares. Upon the effective date of this Agreement and the delivery of the Dermion Shares to Iomed as required by paragraph 5(b) hereof, the Dermion Shares shall be free of liens and encumbrances of every type, nature or description.

                  (f) Novartis is acquiring the Exchange Shares for investment for its own account and not with a view to, or for re-sale in connection with, any public distribution, and understands that the Exchange Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the representations of Novartis set forth herein.

                  (g) Novartis is an accredited investor, as defined in Rule 501(a) of Regulation D of the Securities and Exchange Commission under the Securities Act. As such, Novartis represents that it is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that Novartis is able to fend for itself, can bear the economic risk of an investment in the Exchange Shares and has such knowledge and experience in financial and business matters, that Novartis is capable of evaluating the merits and risks of the investment in and ownership of the Exchange Shares.

                  (h) Novartis understands and agrees that the Exchange Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective Registration Statement covering the Exchange Shares, or an available exemption from registration under the Securities Act, the Exchange Shares must be held indefinitely. In particular, Novartis is aware that the Exchange Shares constitute "Restricted Securities" as defined in Rule 144 promulgated under the Securities Act and may not be sold pursuant to such Rule unless all of the conditions of that Rule are met. Novartis agrees that the certificate or certificates representing the Exchange Shares may bear such restrictive legends as may be deemed necessary or appropriate by the Board of Directors of Iomed, in order to denote and clarify their status as Restricted Securities.

                  (i) Novartis understands that its representations and warranties set forth herein shall be deemed material and to have been relied upon by Iomed and Novartis. No representation or warranty by Novartis in this Agreement, and no written statement contained in any document, certificate or other writing delivered by Novartis to Iomed or Dermion in connection with this Agreement contains any untrue statement of material fact, or omits a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

               9. Disclaimer of Implied Warranties and Representations;
                  Survival.

                  (a) Except as otherwise expressly set forth herein, each Party, in entering into this Agreement, has relied solely upon the representations and warranties set forth in this Agreement and the Schedules and Exhibits hereto and the information referred to herein as having been supplied by one to the others, and there are no representations, warranties,

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covenants or agreements, express or implied, made by any Party to any other
Party in connection with the transactions contemplated hereby other than as set forth in this Agreement and/or such Schedules and Exhibits.

                  (b) The representations and warranties of Iomed set forth in paragraphs 6(h) and 6(o) hereof shall survive the execution of this Agreement and the consummation of the transactions contemplated hereby and any examination or investigation of the Parties for a period of two (2) years following the effective date of this Agreement. All other representations and warranties of the Parties, as set forth in paragraphs 6, 7 and 8 hereof, shall indefinitely survive the consummation of the transactions contemplated herein and any examination or investigation of the Parties.

              10. Indemnification.

                  (a) Subject to the provisions of this paragraph 10, Iomed and Dermion shall jointly and severally indemnify, defend and hold harmless Novartis from and against any and all loss, claim, liability, damage, cost and expense (including reasonable attorneys' fees and expenses) (hereinafter referred to as a "Loss") asserted against, resulting to, imposed upon or incurred or suffered by Novartis or any permitted assignee or successor of Novartis as a result of or arising out of any of the following:

                      (i) The material breach of any of representation or warranty of Iomed or Dermion set forth in this Agreement or in any Schedule or Exhibit to this Agreement; or

                      (ii) The material breach or nonfulfillment by Iomed or Dermion of any of the covenants or agreements of Iomed or Dermion contained in this Agreement.

                  (b) Subject to the provisions of this paragraph 10, Novartis shall indemnify, defend and hold harmless Iomed and Dermion from and against any and all Loss asserted against, resulting to, imposed upon or incurred or suffered by Iomed or Dermion or any of their successors or assigns as a result of or arising out of any of the following:

                      (i) The material breach of any of the representations or warranties of Novartis set forth in this Agreement or in any Schedule or Exhibit to this Agreement; or

                      (ii) The material breach or nonfulfillment by Novartis of any of the covenants or agreements of Novartis contained in this Agreement.

                  (c) Each indemnified Party hereunder agrees that upon its obtaining knowledge of facts indicating that there may be a basis for a claim for indemnity under the provisions of this Agreement, including receipt by it of notice of any demand, assertion, claim, action, or proceeding, judicial or otherwise, by any third party (such third party actions being

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collectively referred to hereinafter as a "Claim"), with respect to any matter as to which it may be entitled to indemnity under the provisions of this Agreement, it will give notice thereof in writing to the indemnifying Party or Parties within a reasonable time after obtaining such knowledge, together with a statement of such information respecting any of the foregoing as it shall then have. The indemnifying Party or Parties shall be obligated to indemnify the indemnified Party or Parties notwithstanding failure to give such notice in a timely manner, except if and to the extent that the indemnifying Party or Parties are materially prejudiced by any delay in delivering, or non-delivery of, such notice.

                  (d) The indemnifying Party or Parties are entitled at its or their cost and expense to contest and defend by all appropriate legal proceedings any Claim with respect to which it or they are called upon to indemnify the indemnified Party or Parties under the provisions of this Agreement; provided, however, that notice of the intention to so contest shall be delivered by the indemnifying Party or Parties to the Indemnified Party or Parties within thirty (30) days after the indemnifying Party or Parties become aware of such Claim (or within such shorter period of time as may be necessary to avoid prejudice to the rights of the indemnified Party or Parties hereunder). Any such contest may be conducted in the name and on behalf of the indemnifying Party or Parties or the indemnified Party or Parties, as may be appropriate. Such contest shall be conducted by attorneys employed by the indemnifying Party or Parties, but the indemnified Party or Parties shall have the right to participate in such proceedings and to be represented by attorneys of its or their own choosing at its or their cost and expense. If the indemnified Party or Parties join in any such contest, the indemnifying Party or Parties shall have full authority to determine all action to be taken with respect thereto. If after such opportunity, the indemnifying Party or Parties do not elect to contest any such Claim, the indemnifying Party or Parties shall be bound by the result obtained with respect thereto by the indemnified Party or Parties and the indemnified Party or Parties shall be entitled to abandon the contesting of the Claim or to settle or compromise the Claim, and the indemnifying Party or Parties shall be bound by all actions of the indemnified Party or Parties with respect to such Claim. At any time after the commencement of defense of any Claim by the indemnifying Party or Parties, the indemnifying Party or Parties may notify the indemnified Party or Parties in writing of the abandonment of such contest or of the payment or compromise by the indemnifying Party or Parties of the asserted Claim, whereupon such action shall be taken; provided, however, that the sole relief provided is monetary damages that are paid in full by the indemnifying Party or Parties; provided, further, that the indemnified Party or Parties may determine that the contest should be continued, and shall so notify the indemnifying Party or Parties in writing within fifteen (15) days of such notice from the indemnifying Party or Parties. In the event that the indemnified Party or Parties determine that the contest should be continued (and provided the timing of the notice condition has been met and the sole relief provided is monetary damages that are paid in full by the indemnifying Party or Parties), the indemnifying Party or Parties shall be liable hereunder only to the extent of the lesser of (i) the amount which the other Party or Parties to the contested Claim had agreed to accept in payment or compromise as of the time the indemnifying Party or Parties made its or their request therefor to the indemnified Party or Parties, or (ii) such amount for which the indemnifying Party or Parties may be liable with respect to such Claim by reason of the provisions hereof. Notwithstanding the foregoing, if the indemnified Party or Parties determine in good faith that there is a reasonable probability that an



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action regarding a Claim either (i) may materially and adversely affect it or its affiliates other than as a result of monetary damages, or (ii) will substantially impair its ability to continue to conduct its business as previously conducted, the indemnified Party or Parties may, by notice to the indemnifying Party or Parties, assume the exclusive right to defend, compromise or settle such action, but the indemnifying Party or Parties shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld or delayed). All of the foregoing are subject to the rights of any indemnified Party's or Parties' insurance carrier which is defending any such above proceedings.

                  (e) If requested by the indemnifying Party or Parties, the indemnified Party or Parties agree to cooperate with the indemnifying Party or Parties and its or their counsel in contesting any Claim which the indemnifying Party or Parties elect to contest or, if appropriate and not inconsistent with the reasonable commercial interests of the indemnified Party or Parties, in making any counterclaim against the person asserting the Claim, or any cross-complaint against any person and further agrees to take such other action as reasonably may be requested by an indemnifying Party or Parties to reduce or eliminate any Loss or expense for which the indemnifying Party or Parties would have responsibility, but the indemnifying Party or Parties will reimburse the indemnified Party or Parties for any expenses incurred by it or them in so cooperating or acting at the request of the indemnifying Party or Parties.

                  (f) The indemnifying Party or Parties shall pay to the indemnified Party or Parties in cash the amount of any Losses to which the indemnified Party or Parties may become entitled by reason of the provisions of this Agreement, such payment to be made within fifteen (15) days after any such amount of Losses if finally determined either by mutual agreement of the Parties hereto or pursuant to the judgment of a court of competent jurisdiction. Any Claim for which indemnification occurs hereunder shall be, to the extent appropriate, assigned to the indemnifying Party or Parties.

               11. Registration Rights and Procedure.

                   (a) Definitions. For purposes of this paragraph 11 the following terms shall have the meanings set forth below.

                   Act. The term "Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                   Common Stock. The term "Common Stock" means the common stock, $.001 par value per share of Iomed.

                   Exchange Act. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                   Form S-3. The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by Iomed with the SEC.

                   Holder. The term "Holder" means Novartis and any other person or entity that acquires any Registrable Securities in compliance with paragraphs 11(j) hereof.

                   Initial Public Offering. The term "Initial Public Offering" means the first registered underwritten public offering of Iomed's Common Stock that generates aggregate proceeds to Iomed (net of underwriting discounts and commissions but prior to other offering expenses payable by Iomed) of at least $10,000,000 at a price per share of at least $1.00 (adjusted to reflect subsequent stock dividends, stock splits and the like).

                   Initiating Holders. The term "Initiating Holders" means any Holder or Holders of not less than the lesser of (i) Two Hundred Fifty Thousand (250,000) shares of Registrable Securities (as adjusted for stock splits, combinations and the like) and (ii) seventy-five percent (75%) of all shares of Registrable Securities then held by the Holders.

                   Registrable Securities. The term "Registrable Securities" means (i) the Exchange Shares (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issues as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Exchange Shares, and (iii) any Common Stock, and any Common Stock issuable upon the conversion, exercise or exchange of the Warrant issued to Novartis pursuant to paragraph 12 hereof; excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this paragraph 11 are not assigned in the manner permitted by this Agreement; provided, however, that such shares of Common Stock shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or pursuant to Rule 144 under the Act.

                   Registration Participants. The term "Registration Participants" means those persons and entities, other than Novartis, to which Iomed has (pursuant to valid and binding agreements entered into prior to the effective date hereof) granted rights to require Iomed to register under the Act, certain shares of Common Stock, or to participate in registrations by Iomed of common shares of Common Stock for its own account.

                   (b) Demand Registrations.

                       (i) In case Iomed shall receive from Initiating Holders, at any time after one hundred eighty (180) days following the first registered public offering of Iomed's Common Stock, regardless of whether such offering is the Initial Public Offering, a written request that Iomed effect any registration under the Act, qualification or compliance with respect to all of the Registrable Securities then held by such Initiating Holders, or any portion thereof the sale of which is reasonably expected to yield gross proceeds to the Initiating Holders of at least $2,000,000, Iomed will:

                           (A) give written notice of the proposed registration,
qualification or compliance to all other Holders, and to all Registration Participants who hold similar demand registration rights, within ten (10) days after receipt thereof; and

                           (B) use its diligent best efforts to effect, as soon
as practicable, all such registrations, qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all of the Registrable Securities held by such Initiating Holders, together with all of the Registrable Securities of any Holder and all eligible Common Stock held by any Registration Participant who joins in such request in a written request received by Iomed within thirty (30) days after such written notice is given; provided, that Iomed shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this paragraph 11(b):

                               (w) In any particular jurisdiction in which Iomed
would be required to execute a general consent to service of process, to register as a dealer, or to cause any officer or employee of Iomed to register as a salesman in effecting such registration, qualification or compliance;

                               (x) Within one hundred eighty days (180)
immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of Iomed;

                               (y) After Iomed has effected two (2) "demand"
registrations pursuant to this paragraph 11(b).

                               (z) If Iomed shall furnish to the Initiating
Holders a certificate signed by the Chief Executive Officer of Iomed stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to a material transaction then being pursued by Iomed or its stockholders for a registration statement to be filed in the near future, then Iomed's obligation to use its best efforts to register, qualify or comply under this paragraph 11(b) shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders; provided, however, that Iomed shall only be entitled to such deferral one (1) time with respect to each registration pursuant to this paragraph 11(b).

                       (ii) Subject to the foregoing, Iomed will use its best efforts to file a registration statement covering the Registrable Securities as soon as practicable after receipt of the request or requests of the Initiating Holders.

                       (iii) The Initiating Holders shall include in their request made pursuant to this paragraph 11(b) the name, if any, of the underwriter or underwriters that such Initiating Holders would propose, with the consent of Iomed (which consent shall not be unreasonably withheld), to employ in connection with the public offering proposed to be made pursuant to the registration requested, and Iomed shall include such information in the written notice referred to in paragraph 11(b)(i)(A). The right of any Holder or Registration Participant to registration pursuant to this paragraph 11(b) shall be conditioned on such person's participation in such underwriting and the inclusion of such person's Registrable Securities, or eligible Common Stock, in the underwriting. Iomed shall (together will all Holders and Registration Participants proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above. Notwithstanding any other provision of this paragraph 11(b), if the underwriter advises the Initiating Holders, in writing, that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities and all Registration Participants, and the total number of shares of Common Stock that may be included in the registration and underwriting, as determined by the underwriters, shall be allocated among all Holders and Registration Participants in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and eligible Common Stock requested to be registered by such Holders and Registration Participants (or in such other manner as the Holders and Registration Participants requesting registration may elect in a written notice to Iomed signed by all such Holders and Registration Participants). No Registrable Securities or other shares of Common Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

                   (c) Company Registration.

                       (i) If at any time, or from time to time, Iomed shall determine to register any of its securities, either for its own account or for the account of a security holder or holders, other than (A) a registration on Form S-8 relating solely to employee benefit plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, (B) a registration pursuant to paragraph 11(b) hereof, or (C) the Initial Public Offering (provided that at least ninety percent (90%) of the securities sold therein are sold for the account of Iomed and that any selling shareholders acquired their shares in their capacity as employees of Iomed or its Affiliates), Iomed will:

                               (x) promptly give to each Holder written notice
thereof; and

                               (y) include in such registration, and in any
underwriting involved therein, all the Registrable Securities specified in any written request or requests by any Holder or Holders received by Iomed within thirty (30) days after such written notice is given on the same terms and conditions as the Common Stock, if any, otherwise being sold through the underwriter in such registration.

                       (ii) If the registration of which Iomed gives notice is for a registered public offering involving an underwriting, Iomed shall so advise the Holders as a part of the written notice given pursuant to paragraph 11(c)(i). In such event the right of any Holder to registration pursuant to this paragraph 11(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. Iomed and all Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Iomed.

                       (iii) Notwithstanding any other provisions of this paragraph 11(d), if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, and gives written notice thereof to Iomed or the Holders, the underwriter may limit the total number of shares of Common Stock to be included in the registration and underwriting. Iomed shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Common Stock that may be included in registration and underwriting (in addition to those specified in the notice given pursuant to paragraph 11(c)(i)(x) above) shall be allocated among all of the Holders and the Registration Participants who have elected to have Common Stock included in the registration pro rata among such Holders and such Registration Participants on the basis of the number of shares of Common Stock held by such persons. No Registrable Securities or other shares of Common Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

                   (d) Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this paragraph 11, including without limitation, all registration, filing and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for Iomed and the reasonable fees and disbursements of one counsel to the selling stockholders, accounting fees and expenses, and expenses of any special audits incidental to or required by such registration, shall be borne by Iomed; provided, however, that Iomed shall not be required to pay underwriters' discounts or commissions relating to Registrable Securities.

                   (e) Registration Procedures. If and whenever Iomed is required by the provisions of this paragraph 11 to use its best efforts to effect the registration of any of the Registrable Securities under the Act, Iomed will, as expeditiously as possible:

                       (i) Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably and customarily necessary to permit the successful marketing of such securities, or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

                       (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act; and to keep such registration statement effective for that period of time specified in paragraph 11(e)(i) hereof.

                       (iii) Furnish to each Holder participating in the registration such number of prospectuses and preliminary prospectuses in conformity with the requirements of the

Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.

                       (iv) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                       (v) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                       (vi) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this paragraph 11, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this paragraph 11, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (x) an opinion, dated on such date, of the counsel representing Iomed for the purposes of such registration, in form and substance as is customarily given to the underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (y) a letter dated such date, from the independent certified public accountants of Iomed, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                       (vii) Use its best efforts to register or qualify the Registrable Securities covered by such registration statements under such other securities or blue sky laws of such jurisdictions as each such selling Holder of Registrable Securities shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable such Holder to consummate the public sale or other disposition in such jurisdictions, provided that Iomed shall not be required in connection therewith or as a condition thereto to qualify to do business or file a general consent to service of process in any such jurisdictions.

                       (viii) Give the Holders requesting registration of Registrable Securities pursuant to this paragraph 11, their underwriters, if any, and their respective counsel and accountants, the opportunity to review, and to reasonably participate in the preparation of, any registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and (subject to reasonable and customary obligations of confidentiality) will give each of them such access to its books and records and such opportunities to discuss the business, finances and accounts of the Company and its subsidiaries with its officers, directors and the independent public accountants who have certified its

Financial Statements as shall be necessary, in the reasonable judgment of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Act.

                       (ix) Provide a transfer agent and registrar for all Registrable Securities covered by such registration not later than the effective date of the registration statement with respect to such Registrable Securities.

                       (x) Use its best efforts to list all Registrable Securities covered by the registration statement on any securities exchange on which any of the Registrable Securities are then listed.

                   (f) Indemnification.

                       (i) Iomed agrees to indemnify and hold harmless each Holder of Registrable Securities with respect to which a registration statement has been filed under the Act pursuant to this paragraph 11, each of such Holder's partners, officers, directors, employees, agents and advisors, each underwriter of any of the Registrable Securities included in such registration statement, and each person, if any, who controls any such Holder or underwriter within the meaning of the Act of the Exchange Act (hereinafter referred to as the "Holder-Underwriters"), as follows:

                           (A) against any and all loss, liability, claim (joint
or several), damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to Iomed by any Holder-Underwriter expressly for use in such registration statement (or any amendment thereto) or such final prospectus (or any amendment or supplement thereto);

                           (B) against any and all loss, liability, claim,
damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of Iomed; and

                           (C) against any and all legal or other expense
whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (A) or (B) above, which expenses under this clause (C) shall be paid by Iomed as incurred.

                       (ii) Iomed shall be notified in writing of any matter potentially giving rise to a claim under this paragraph 11(f) within a reasonable time after the assertion thereof, but failure to so notify Iomed shall not relieve Iomed from any liability which it may have pursuant to this indemnity agreement or otherwise, except if and to the extent that Iomed is materially prejudiced by such delay. In case of any such notice, Iomed shall be entitled to participate at its expense in the defense, or if it so elects within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim (unless in the Holder-Underwriter's reasonable judgment a conflict of interest between such Holder-Underwriter and Iomed may exist in respect of such claim); but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably acceptable to the Holder-Underwriter or Holder-Underwriters. In the event that Iomed elects to assume the defense of any such suit and retain such counsel, the Holder-Underwriter or Holder-Underwriters shall have the right to retain separate counsel to participate in such proceedings, but at the sole cost and expense of the Holder-Underwriters. No indemnifying party shall consent to entry of any judgment or enter into any settlement of any pending or threatened proceeding in respect of which an indemnified Party is or could have been a Party and indemnity could have been sought under this paragraph11(f) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Party of a release from all liability in respect to such claim or litigation without the consent of the indemnified Party.

                       (iii) Each Holder severally agrees that it will indemnify and hold harmless Iomed, each officer, director, employee agent and advisor of Iomed, each person, if any, who controls Iomed within the meaning of the Act, each underwriter of Registrable Securities included in any registration statement which has been filed under the Act pursuant to this paragraph 11, and each person, if any, who controls such underwriter within the meaning of the Act, against any and all Loss, liability, claim, damages and expense described in paragraph 11(f)(i) above, up to the amount of the gross proceeds actually received from the offering by such Holder, but only with respect to statements or omissions, or alleged statements or omissions made in such registration statement (or any amendment thereto) or final prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to Iomed by such Holder expressly for use in such registration statement (or any amendment thereto) or such final prospectus (or any amendment or supplement thereto). In case any action shall be brought against Iomed or any person so indemnified pursuant to the provisions of this paragraph 11(f)(iii) and in respect of which indemnity may be sought against any Holder, the Holders from whom indemnity is sought shall have the rights and duties given to Iomed, and Iomed and the other persons so indemnified shall have the rights and duties given to the persons entitled to indemnification by the provisions of paragraph 11(f)(ii) above.

                   (g) Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to Iomed such information regarding such Holder or Holders, and the distribution proposed by such Holder or Holders, as Iomed may reasonably request in writing and as shall be required in connection with any registration qualification or compliance referred to in this paragraph 11.

                   (h) Sale Without Registration. If at the time of any transfer (other than a transfer not involving a change in beneficial ownership) of any Registrable Securities, such Registrable Securities shall not be registered under the Act, Iomed may require, as a condition of allowing such transfer, that the Holder or transferee furnish to Iomed (A) such information as is necessary in order to establish that such transfer may be made without registration under the Act, and (B) (if the transfer is not made in compliance with Rule 144) at the expense of the Holder or transferee, an opinion of counsel reasonably satisfactory to Iomed in form and substance to the effect that such transfer may be made without registration under the Act.

                   (i) Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, Iomed agrees to use its best efforts to:

                       (i) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by Iomed for an offering of its Common Stock to the general public; and

                       (ii) File with the SEC in a timely manner all reports and other documents required of Iomed under the Act and the Exchange Act.

                   (j) Transfer of Registration Rights. The rights to cause Iomed to register securities granted by Iomed under paragraphs 11(b), 11(c) and 11(d) hereof may be assigned in writing by any Holder of Registrable Securities to a transferee or assignee of not less than five hundred thousand (500,000) shares of the Registrable Securities (as appropriately adjusted from time to time for stock splits and the like); provided, that such transfer may otherwise be effected in accordance with the terms of this Agreement and applicable securities laws; and provided further, that Iomed is given written notice by such Holder of Registrable Securities at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

                   (k) "Market Stand-Off" Agreement.

                       (i) If requested by the underwriters of the Initial Public Offering and in connection with the following registration pursuant to paragraph 11(c), the Holders shall not sell or otherwise transfer or dispose of any Registrable Securities held by them during the one hundred eighty (180) day period following the effective date of such registration statement of Iomed filed under the Act; provided, that (A) such agreement shall not apply to any shares of Registrable Securities that are included in such public offering in accordance with the terms hereof and (B) all executive officers and directors of Iomed, and all persons who own more than ten percent (10%) of the issued and outstanding shares of capital stock of Iomed, enter into similar agreements. Iomed may impose stop-transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

                       (ii) If requested by an underwriter in any registration pursuant to paragraph 11(b), Iomed shall not sell or otherwise transfer or dispose of any shares of its capital stock during the one hundred eighty (180) day period following the effective date of a registration statement of Iomed filed under the Act, except for sales by Iomed (A) pursuant to registrations on Form S-4 or S-8 (or any successor or similar forms thereto), or (B) in connection with a bona fide acquisition or strategic alliance transaction.

                   (l) No Impairment. Iomed herewith covenants and agrees that it will not utilize or employ any of its rights under this paragraph 11, or take any other voluntary action, which is intended to interfere with, impair or unreasonably restrict the rights granted to Novartis by this paragraph 11 to cause the registration of its Registerable Securities in the manner contemplated hereby, but will, at all times and in good faith, assist Novartis in its efforts to cause the registration of its Registerable Securities in the manner and under the circumstances contemplated by this paragraph 11.

               12. Stock Purchase Warrant. In connection with the agreement by Novartis to enter into the Amendment in the manner contemplated by paragraph 4 hereof, Iomed shall issue to Novartis, upon the effective date of this Agreement, a Warrant to Purchase Shares of Common Stock, in substantially the form attached hereto as Exhibit "C" (the "Warrant"), which shall entitle Novartis to purchase a total of ninety thousand (90,000) authorized but previously unissued common shares of Iomed. All common shares of Iomed, if any, which are acquired by Novartis through the exercise of its rights under the Warrant shall be deemed to constitute "Registrable Securities" as such term is defined in paragraph 11 hereof.

               13. Notices. Any notice which is required or permitted to be given to a Party shall be deemed to have been given only if such notice is reduced to writing and delivered personally, or by United States mail with postage pre-paid and return receipt requested, or by telecopier (Fax) transmission, or by overnight courier to the Party in question as set forth below:



        If to Iomed
        or to Dermion:       Iomed, Inc.
                             3385 West 1820 South
                             Salt Lake City, Utah  84104
                             Attn: President
                             Fax: (801) 972-9072

        If to Novartis:      Novartis Pharmaceuticals Corporation
                             59 Route 10
                             East Hanover, New Jersey 07936-1080
                             Attn:  Vice President, Business Development
                                    and Licensing
                             Fax:  (973) 503-6056

        With a copy to:      Novartis Pharmaceuticals Corporation
                             59 Route 10
                             East Hanover, New Jersey 07936-1080
                             Attn:  General Counsel
                             Fax:  (973) 503-6477

Any Party may change its address by giving notice of such change in the manner set forth herein. Any notice given to a Party by mail or by overnight courier shall be deemed delivered two days following the date upon which it is deposited in the U.S. mail, with postage pre-paid and return receipt requested, or delivered to the courier, as the case may be, addressed to the Party in question as set forth herein. Any notice given to a Party by Fax shall be deemed effective on the date it is actually transmitted to the Party in question at the Fax number specified herein, by confirmed transmission; provided, that if such transmission is not confirmed prior to 5:00 p.m., local time of the Party to which such notice is transmitted, on a business day, such transmission shall be deemed delivered on the next business day.

               14. Assignment. This Agreement shall inure to the benefit of and shall be binding upon the Parties and their respective successors and permitted assigns. No Party may assign this Agreement, or delegate its duties or obligations hereunder, without the prior written consent of the other Parties, which consent may not be unreasonably withheld or delayed.

               15. Entire Agreement. This Agreement, including the Exhibits hereto (which are incorporated herein by reference) supersedes any prior understandings or agreements, whether written or oral, among the Parties in regard to the subject matter hereof, and contains the entire agreement among the Parties in regard to subject matter hereof. Neither this Agreement nor the Amendment may be changed or modified orally, but only by an agreement, in writing, signed by all of the Parties.

               16. Savings Clause. Should any part or provision of this Agreement be rendered or declared invalid by reason of any state or federal law, or by decree of a court of competent jurisdiction, the invalidation of such part or provision shall not invalidate the remaining part or provisions of this Agreement, and such remaining parts and provisions shall remain in full force and effect.

               17. Waiver. Neither the failure nor delay on the part of any Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or privilege preclude any other further exercise thereof or of any other right or privilege.

               18. Remedies. Should default occur in the performance of any of the obligations set forth herein, the non-defaulting Party or Parties shall be entitled to obtain an injunction compelling the specific performance of this Agreement, in addition to any damages which may result from such default. The defaulting Party or Parties shall pay to the non-defaulting Party or Parties, in addition to any damages which may arise as the result of such default, all costs and expenses (including reasonable attorneys fees) incurred by the non-defaulting Party or Parties in seeking or obtaining the cure of such default.

               19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to the choice of law rules thereof.

               20. Counterparts. This Agreement may be executed in three or more counterparts, each of which shall be a binding agreement, but all of which together shall constitute but one document.

               21. Publicity. No Party shall publicize, advertise, announce or publicly describe the terms of this Agreement or the transactions contemplated hereby to any third party, except with the prior consent of the other Parties, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, (i) Iomed shall have the right to describe this Agreement in any filings which it is required to make with the Securities & Exchange Commission in connection with any registered public offering of its securities (including without limitation Iomed's Initial Public Offering and any offering permitted or required pursuant to paragraph 11 hereof); provided, however, that Iomed shall provide the other Parties with the opportunity to review and comment upon such materials (as they relate to the description of this Agreement and the transactions contemplated hereby) prior to such filing, and (ii) each Party shall have the right to disclose the terms of this Agreement and the transactions contemplated hereby to its affiliates, consultants, attorneys, accountants and other representatives subject to a non-disclosure commitment by such persons or entities.

        IN WITNESS WHEREOF, the Parties have caused this Exchange Agreement to be executed by their duly authorized representatives as of the date first herein written.


                                     Iomed:

                                     Iomed, Inc.

                                     By:  /s/ NED M. WEINSHENKER
                                        ----------------------------------------
                                         Ned M. Weinshenker,
                                         President and Chief Executive Officer

                                      Dermion:

                                      Dermion, Inc.

                                      By:   /s/  Robert J. Lollini
                                         ---------------------------------------
                                         Robert J. Lollini, Secretary


                                      Novartis:

                                      Novartis Pharmaceuticals Corporation.

                                      By:    [SIG]
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------




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